UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 9, 2010

PACIFIC SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

001-34379	41-2190974
(Commission File Number)	(I.R.S. Employer
Identification No.)

123 West Nye Lane, Suite 129
Carson City, Nevada	89706
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(714) 966-8807

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On September 9, 2010, we were notified by the British Columbia Securities Commission that our application for removal of its Canadian Cease Trade Order, dated January 27, 2010, had been granted, effective September 9, 2010.

A copy of the British Columbia Securities Commission’s Revocation Order of its previous Cease Trade Order and our related press release, both dated September 9, 2010, are attached as exhibits to this Current Report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
99.1	Revocation Order by the British Columbia Securities Commission, dated September 9, 2010, of its Cease Trade Order, dated January 27, 2010.
99.2	Press Release dated September 9, 2010, as released in Canada and filed on the SEDAR System.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pacific Software, Inc.

(Registrant)

Date:  September 10, 2010

By: /s/ BRUCE THOMSEN

Bruce Thomsen

President

2